VAN KAMPEN FOCUS PORTFOLIOS, SERIES 402
                     The Roaring 2000s Portfolio, Series 21

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 3, 2003

     Notwithstanding anything to the contrary in the prospectus, the first year deferred sales charge for The Roaring 2000s Portfolio, Series 21 accrues daily from February 10, 2004 through July 10, 2004.

Supplement Dated:  January 12, 2004